                                                                    EXHIBIT 99.1


                    Kimco Realty Corporation and Subsidiaries
                Computation of Ratio of Earnings to Fixed Charges
                  For the nine months ended September 30, 2003


Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                                      $ 159,558,581


Add:
   Interest on indebtedness                                                                       71,995,707
   Amortization of debt related expenses                                                           3,271,806
   Portion of rents representative of the
     interest factor                                                                               3,745,694
                                                                                               --------------
                                                                                                 238,571,788

Distributed income from equity investees                                                          30,328,318
                                                                                               --------------

       Pretax earnings from continuing operations, as adjusted                                  $268,900,106
                                                                                               ==============


Fixed charges -
   Interest on indebtedness                                                                      $78,293,548
   Amortization of debt related expenses                                                           2,698,593
   Portion of rents representative of the
     interest factor                                                                               3,745,694
                                                                                               --------------

        Fixed charges                                                                            $84,737,835
                                                                                               ==============

Ratio of earnings to fixed charges                                                                       3.2
                                                                                               ==============


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                    Kimco Realty Corporation and Subsidiaries
           Computation of Ratio of Earnings to Combined Fixed Charges
                         and Preferred Stock Dividends
                  For the nine months ended September 30, 2003


Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                                        $ 159,558,581


Add:
   Interest on indebtedness (excluding capitalized interest)                                        71,995,707
   Amortization of debt related expenses                                                             3,271,806
   Portion of rents representative of the
     interest factor                                                                                 3,745,694
                                                                                                 --------------
                                                                                                   238,571,788

Distributed income from equity investees                                                            30,328,318
                                                                                                 --------------

       Pretax earnings from continuing operations, as adjusted                                    $268,900,106
                                                                                                 ==============


Combined fixed charges and preferred stock dividends -
   Interest on indebtedness                                                                        $78,293,548
   Preferred stock dividends                                                                        11,759,323
   Amortization of debt related expenses                                                             2,698,593
   Portion of rents representative of the
     interest factor                                                                                 3,745,694
                                                                                                 --------------

        Combined fixed charges and preferred stock dividends                                       $96,497,158
                                                                                                 ==============

Ratio of Earnings to Combined Fixed Charges
   and Preferred Stock Dividends                                                                           2.8
                                                                                                 ==============